SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

a) Incentive Grants

Subsequent to December 31, 2022, the Company granted the following incentive grants:

Stock Options

The Company granted 16,075,000 stock options to Directors, Officers, employees and consultants of the Company under the terms of its share-based compensation plan. The stock options have a weighted average exercise price of $0.19 per share and are exercisable for a period of five years from the grant date.

RSUs

The Company granted 2,817,045 RSUs to Officers of the Company under the terms of its share-based compensation plan. The awards have a graded vesting schedule over a three-year period and will be settled in equity upon vesting.

DSUs

The Company granted 450,000 DSUs to Directors of the Company under the terms of its share-based compensation plan. The awards have a graded vesting schedule over an 18-month period and will be settled in equity upon vesting.

PSUs

The Company granted 4,900,000 PSUs to Officers and employees of the Company under the terms of its share-based compensation plan. The awards vest over a three-year period and will be settled in equity upon vesting. The amount of shares ultimately to be issued will vary from a factor of 0 to 2 based on the number of PSUs granted, depending on the Company’s share performance as compared to the share performance of a selected group of peer companies.

b) Cancelled Stock Options and RSUs

Subsequent to December 31, 2022, the Company cancelled 930,000 unvested incentive stock options and 330,002 unvested RSUs related to the departure of employees.

c) Quebec Claims

Subsequent to December 31, 2022, the Company entered into an agreement to acquire property adjacent to the Company’s Duparquet Gold Project from IAMGold Corporation for total consideration of:

■	2.5 million First Mining common shares issued upon closing of the transaction;
■	The granting of a 1.5% net smelter return royalty on the property;
■	A future contingent payment of $500,000, in cash or First Mining common shares, on the declaration of a minimum of 350,000 koz gold resource on the property; and
■

A future contingent payment of $1,000,000, in cash or First Mining common shares, to be paid within 12 months of commercial production being declared at the Duparquet Gold Project, as long as any major surface infrastructure related to the Duparquet Gold Project has been constructed on the Porcupine East Property.

d) Notice of Non-Compliance

On February 15, 2023, the Company’s wholly-owned subsidiary received a Notice of Non-Compliance (the “Non-Compliance Notice”) from the Ministry of the Environment, the Fight Against Climate Change, Wildlife and Parks (“MELCCFP”) in Quebec regarding certain historic hazardous material on the Duparquet property. Since acquiring the Duparquet Project, the Company has been proactively working with MELCCFP in respect of this historical environmental issue, and it will be filing an initial management plan with MELCCFP by March 31, 2023. Pursuant to the Non-Compliance Notice, MELCCFP may issue an administrative penalty of $10,000 against the Company, but no such penalty has been issued to date.

e) Royalty Sale

On February 21, 2023, the Company sold its non-core royalty portfolio to Elemental Altus Royalties Corp. (“Elemental Altus”) for total consideration of approximately $6.7 million, comprised of $4.7 million in cash and 1,598,162 common shares of Elemental Altus. The royalty portfolio sale was comprised of 19 royalties across four countries and included a 2.0% NSR royalty on the Pickle Crow Gold Project and a 1.5% NSR royalty on the Hope Brook Gold Project.